UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2005

PROVIDENT FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey	07306-4599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Provident Financial Services, Inc. (the “Company”) will make a presentation at the 2005 America’s Community Bankers Community Bank Investor Conference to be held in New York City, New York on Thursday, November 10, 2005. The presentation reviews the Company’s current and historical financial performance and business strategies. A copy of the presentation is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Slide presentation to be made at the 2005 America’s Community Bankers Community Bank Investor Conference on November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: November 10, 2005	By:	/s/ PAUL M. PANTOZZI
Paul M. Pantozzi
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Slide presentation to be made at the 2005 America’s Community Bankers Community Bank Investor Conference on November 10, 2005.